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                                                                   EXHIBIT 10.15

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                               JO-ANN STORES, INC.
                                 AS THE BORROWER


                            THE LENDERS NAMED HEREIN
                                   AS LENDERS


                                  BANK ONE, NA
                             AS DOCUMENTATION AGENT

                                  COMERICA BANK
                               NATIONAL CITY BANK
                                  AS CO-AGENTS

                                 [KEYBANK LOGO]
                          KEYBANK NATIONAL ASSOCIATION,
            AS A LENDER, THE SWING LINE LENDER, THE ISSUING BANK AND
                             AS ADMINISTRATIVE AGENT


                       ----------------------------------

                                 AMENDMENT NO. 3
                                   DATED AS OF
                                 MARCH 22, 2000
                                       TO
                                CREDIT AGREEMENT
                                   DATED AS OF
                                   MAY 5, 1999

                       ----------------------------------

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                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of March 22, 2000 ("THIS AMENDMENT"), among:

          (i) JO-ANN STORES, INC., an Ohio corporation (herein, together with its successors and assigns, the "BORROWER");

          (ii) the Lenders party hereto (the "LENDERS");

          (iii) BANK ONE, NA, as Documentation Agent; and COMERICA BANK and NATIONAL CITY BANK, as Co-Agents; and

          (iv) KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, the Issuing Bank and as the Administrative Agent under the Credit Agreement:

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Credit Agreement, dated as of May 5, 1999, as amended by Amendment No. 1 thereto, dated as of December 14, 1999, and Amendment No. 2 thereto, dated as of March 7, 2000 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement.

     (2) The Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain of the provisions of the Credit Agreement, all as more fully set forth below.

     NOW, THEREFORE, the parties hereby agree as follows:

     SECTION 1. AMENDMENTS, ETC.

     1.1. PERMITTED DEBT FOR WEST COAST DISTRIBUTION FACILITY. Effective on the Effective Date of this Amendment provided for in section 4 hereof, the dollar amount which appears in section 9.4(d) of the Credit Agreement is changed from "$30,000,000" to "$40,000,000".

     1.2. CONSOLIDATED NET WORTH COVENANT. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 9.6 of the Credit Agreement is amended to read in its entirety as follows:

          9.6. MINIMUM CONSOLIDATED NET WORTH; SHARE REPURCHASES. (A) CONSOLIDATED NET WORTH COVENANT. The Borrower will not permit its Consolidated Net Worth as of the end of any fiscal quarter to be less than $240,000,000, EXCEPT that

               (i) effective as of the end of the Borrower's fiscal quarter ended on or nearest to April 30, 2000, and as of the end of each fiscal quarter thereafter, the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by 50% of the Consolidated Net Income of the Borrower and its Subsidiaries for the fiscal quarter ended on such date, if any, as determined in conformity with GAAP (there being no reduction in the case of any such Consolidated Net Income which reflects a deficit),

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               (ii) the foregoing amount (as it may from time to time be
          increased as herein provided), shall be increased by an amount equal to 100% of the cash proceeds (net of underwriting discounts and commissions and other customary fees and costs associated therewith) from any sale or issuance of equity (other than Redeemable Stock) by the Borrower after the end of the Borrower's fiscal quarter ended on or nearest to January 31, 2000 (other than any sale or issuance to management or employees pursuant to employee benefit plans of general application),

               (iii) the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by an amount equal to 100% of (x) the principal amount of Indebtedness or (y) the higher of stated value or liquidation value of Redeemable Stock, as the case may be, held by any person other than the Borrower or any of its Subsidiaries, which is converted or exchanged after the end of the Borrower's fiscal quarter ended on or nearest to January 31, 2000 into common stock of the Borrower or any of its Subsidiaries, and

               (iv) the foregoing amount (as it may from time to time be increased as herein provided), shall be increased by an amount equal to 100% of the increase in Consolidated Net Worth attributable to the issuance of common stock or other equity interests subsequent to the end of the Borrower's fiscal quarter ended on or nearest to January 31, 2000 as consideration in any Acquisitions permitted under section 9.2.

          (b) SHARE REPURCHASES. The Borrower will not directly or indirectly make, and will not permit any of its Subsidiaries to directly or indirectly make, any purchase, redemption, retirement or other acquisition of (i) any shares of capital stock of any class of the Borrower or (ii) any warrants, rights or options to acquire, or any securities convertible into or exchangeable for, any such shares, EXCEPT that if no Event of Default shall have occurred and be continuing or would result therefrom, the Borrower shall be permitted to expend up to $2,500,000 (the "ANNUAL SHARE REPURCHASE BASKET") for such purpose during any fiscal year, subject to increase in the Annual Share Repurchase Basket in accordance with the following provisions. Beginning with the Borrower's fiscal year ended on or nearest to January 31, 2001, and annually as of the end of each fiscal year thereafter, if the Borrower's Fixed Charge Coverage Ratio was at least 1.60 to 1.00 for the Testing Period ended with such fiscal year, then the Annual Share Repurchase Basket for the following fiscal year shall be increased to $5,000,000, or if the Borrower's Fixed Charge Coverage Ratio was at least
     1.675 to 1.00 for the Testing Period ended with such fiscal year, then the Annual Share Repurchase Basket for the following fiscal year shall be increased to $7,500,000. The Annual Share Repurchase Basket for any fiscal year shall also be increased by the proceeds received by the Borrower during such fiscal year from sales of common stock pursuant to employee benefit plans.

     1.3. LEVERAGE RATIO AND CONSOLIDATED CAPITAL EXPENDITURE COVENANTS. Effective on the Effective Date of this Amendment provided for in section 4 hereof, sections 9.7 and 9.8 of the Credit Agreement, containing senior and total leverage covenants, are replaced by new sections 9.7 and 9.8, containing senior and total leverage ratios and a new consolidated capital expenditures covenant, which new sections 9.7 and 9.8 read in their entirety as follows:

          9.7. LEVERAGE RATIOS. (A) SENIOR LEVERAGE RATIO. The Borrower will not permit the ratio of (i) the amount of its Consolidated Total Senior Balance Sheet Debt as of the end of any fiscal quarter, TO (ii) its Consolidated Total Capital as of the end of such fiscal quarter, to exceed (i) .27 to
     1.00 as of the end of its first fiscal quarter ended on or nearest to April 30, 2000, or .25 to 1.00 as of the end of the first fiscal quarter of any subsequent fiscal year, (ii) .30 to 1.00

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     as of the end of the second fiscal quarter of any fiscal year, (iii) .40 to
     1.00 as of the end of the third fiscal quarter of any fiscal year, or (iv) .20 to 1.00 as of the end of the fourth fiscal quarter of any fiscal year.

          (b) TOTAL LEVERAGE RATIO. The Borrower will not permit the ratio of
     (iii) the amount of its Consolidated Total Balance Sheet Debt as of the end of any fiscal quarter, TO (iv) its Consolidated Total Capital as of the end of such fiscal quarter, to exceed the ratio specified below for such fiscal quarter:

         --------------- ------------------ -------------------- ------------------- -----------------
                         FQ1                FQ2                  FQ3                 FQ4
                         OF SUCH FY         OF SUCH FY           OF SUCH FY          OF SUCH FY

         --------------- ------------------ -------------------- ------------------- -----------------
         Fiscal Year        .50 to 1.00         .55 to 1.00          .60 to 1.00       .485 to 1.00
         2000
         --------------- ------------------ -------------------- ------------------- -----------------
         Fiscal Year       .535 to 1.00         .55 to 1.00          .57 to 1.00        .45 to 1.00
         2001
         --------------- ------------------ -------------------- ------------------- -----------------
         Any Fiscal         .45 to 1.00         .55 to 1.00          .55 to 1.00        .40 to 1.00
         Year thereafter
         --------------- ------------------ -------------------- ------------------- -----------------

          9.8. CONSOLIDATED CAPITAL EXPENDITURES. (a) The Borrower will not use any proceeds of Loans hereunder to purchase or otherwise acquire the West Coast Distribution Facility referred to in section 9.4(d), exclusive of up to $2,000,000 for land acquisition. Nothing in the preceding sentence shall be considered to prohibit any use of proceeds of Loans hereunder to finance the costs and expenses of Consolidated Capital Expenditures made after the date the West Coast Distribution Facility opens for business for new, replacement or additional equipment, or for leasehold alterations, additions or improvements, in each case which are associated with the West Coast Distribution Facility.

          (b) If as of the end of any fiscal year, the Borrower's ratio of (x) Consolidated Total Debt to (y) Consolidated Total Capital, expressed as a percentage, is greater than 40.00%, THEN as of the end of each of the succeeding four fiscal quarters the Borrower will not permit the ratio of
     (i) Consolidated Net Income PLUS Consolidated Depreciation Expense PLUS Consolidated Amortization Expense, for the four fiscal quarter Testing Period then ended, to (ii) Consolidated Capital Expenditures for such Testing Period, to be less than 1.00 to 1.00; PROVIDED, that if the Borrower is otherwise in compliance with all other financial covenants contained in sections 9.6, 9.7, 9.9, 9.10 and 9.11, THEN the Borrower shall not be considered to have breached the covenant contained in this section 9.8(b) unless such ratio shall have been less than 1.00 to 1.00 for Testing Periods ended on two consecutive fiscal quarters.

     1.4. CURRENT LIABILITIES AND DEBT COVERAGE COVENANT. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 9.10 of the Credit Agreement is amended to read in its entirety as follows:

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          9.10. RATIO OF CONSOLIDATED CURRENT ASSETS/CONSOLIDATED CURRENT
     LIABILITIES PLUS CONSOLIDATED TOTAL SENIOR BALANCE SHEET DEBT. The Borrower will not permit the ratio, as of the end of any fiscal quarter, of (i) its Consolidated Current Assets, TO (ii) the sum of (x) its Current Consolidated Liabilities, PLUS (y) its Consolidated Total Senior Balance Sheet Debt, to be less than the ratio indicated below:


         --------------- ------------------ -------------------- ------------------- -----------------
                         FQ1                FQ2                  FQ3                 FQ4
                         OF SUCH FY         OF SUCH FY           OF SUCH FY          OF SUCH FY

         --------------- ------------------ -------------------- ------------------- -----------------
         Fiscal Year       1.40 to 1.00        1.32 to 1.00         1.36 to 1.00       1.50 to 1.00
         2001
         --------------- ------------------ -------------------- ------------------- -----------------
         Fiscal Year       1.50 to 1.00        1.40 to 1.00         1.40 to 1.00       1.50 to 1.00
         2002 and any
         Fiscal Year
         thereafter
         --------------- ------------------ -------------------- ------------------- -----------------

     1.5. ANNUAL CLEAN DOWN COVENANT. Effective on the Effective Date of this Amendment provided for in section 4 hereof, section 9.11 of the Credit Agreement is amended to read in its entirety as follows:

          9.11. ANNUAL CLEAN DOWN. The Borrower will not, on any day during at least one period of 30 consecutive days occurring during a period identified below, permit its Consolidated Total Senior Balance Sheet Debt to exceed the amount shown below:

         --------------------------------------------------------------- -----------------------------
         PERIOD                                                          AMOUNT

         --------------------------------------------------------------- -----------------------------
         Three Consecutive Calendar Months Ended                                  $85,000,000
         February 28, 2001
         --------------------------------------------------------------- -----------------------------
         Three Consecutive Calendar Months Ended                                 $100,000,000
         February 28, 2002
         --------------------------------------------------------------- -----------------------------
         Three Consecutive Calendar Months Ended                         Add $15,000,000 to the
         February 28 or 29 of any subsequent year                        amount for the end of the
                                                                         preceding year
         --------------------------------------------------------------- -----------------------------

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     SECTION 2. REPRESENTATIONS AND WARRANTIES.

     The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

     2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

     2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

     2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

     2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

     SECTION 3. RATIFICATIONS.

     The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

     SECTION 4. EFFECTIVENESS.

     The amendments to the Credit Agreement provided for in this Amendment shall become effective on March 31, 2000 (the "EFFECTIVE DATE") if on or prior to the Effective Date the following conditions shall have been satisfied:

          (a) this Amendment shall have been executed by the Borrower and the Administrative Agent and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

          (b) the Acknowledgment and Consent appended hereto shall have been executed by the Subsidiary Guarantors named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

          (c) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution); and

          (d) the Borrower shall have paid to the Administrative Agent, for immediate distribution to the Lenders pro rata based on their respective General Revolving Commitments, an amendment fee at a rate previously agreed to by the Borrower, the Administrative Agent and such Lenders.

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After this Amendment becomes effective as provided herein, the Administrative
Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower and confirm the specific Effective Date hereof.

     SECTION 5. MISCELLANEOUS.

     5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

     5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether the amendments to the Credit Agreement contemplated by this Amendment become effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

     5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

     5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

     5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

     5.8. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.


               [The balance of this page is intentionally blank.]

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     IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

----------------------------------------------------- ---------------------------------------------------
JO-ANN STORES, INC.                                   KEYBANK NATIONAL ASSOCIATION,
                                                              INDIVIDUALLY AS A LENDER, THE ISSUING
                                                              BANK AND THE ADMINISTRATIVE AGENT

BY: /s/ BRIAN P. CARNEY
    -------------------
        EXECUTIVE VICE PRESIDENT                      BY: /s/ THOMAS J. PURCELL
            & CHIEF FINANCIAL OFFICER                     ---------------------
                                                          TITLE: VICE PRESIDENT

----------------------------------------------------- ---------------------------------------------------
BANK ONE, NA (FORMERLY KNOWN AS THE FIRST             NATIONAL CITY BANK,
NATIONAL BANK OF CHICAGO),                                    INDIVIDUALLY AS A LENDER AND
     INDIVIDUALLY AS A LENDER AND                             AS A CO-AGENT
     AS DOCUMENTATION AGENT

                                                      BY: /s/ JANICE E. FOCKE
BY: /s/ DEBORA K. OBERLING                                -------------------
    ----------------------                                TITLE: VICE PRESIDENT AND
    TITLE: VICE PRESIDENT                                 SENIOR LENDING OFFICER
----------------------------------------------------- ---------------------------------------------------
COMERICA BANK,                                        FIRSTAR BANK, N. A.
     INDIVIDUALLY AS A LENDER AND
     AS A CO-AGENT
                                                      BY: /s/ DAVID J. DANNEMILLER
BY: /s/ JEFFREY J. JUDGE                                  ------------------------
    --------------------                                  TITLE: VICE PRESIDENT
    TITLE: VICE PRESIDENT
----------------------------------------------------- ---------------------------------------------------
FLEET NATIONAL BANK                                   UNION BANK OF CALIFORNIA, N. A.


BY: /s/ KATHY DIMOCK                                  BY: /s/ TIMOTHY P. STREB
    ----------------                                      --------------------
    TITLE: VICE PRESIDENT                                 TITLE: VICE PRESIDENT
----------------------------------------------------- ---------------------------------------------------
HARRIS TRUST AND SAVINGS BANK                         MERCANTILE BANK NATIONAL ASSOCIATION


BY: /s/ KIRBY M. LAW                                  BY: /s/ AMANDA SMITH
    ------------------                                    -----------------
    TITLE: VICE PRESIDENT                                 TITLE: BANKING OFFICER
----------------------------------------------------- ---------------------------------------------------
MELLON BANK, N. A.                                    THE HUNTINGTON NATIONAL BANK


BY: /s/ RICHARD J. SCHAICH                            BY: /s/ LAURA CONWAY
    ----------------------                                ----------------
    TITLE: VICE PRESIDENT                                 TITLE: VICE PRESIDENT
----------------------------------------------------- ---------------------------------------------------
FIFTH THIRD BANK, NORTHEASTERN OHIO


BY: /s/ ROY C. LANCTOT
    ------------------
    TITLE: VICE PRESIDENT
----------------------------------------------------- ---------------------------------------------------

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